UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 28, 2022

Bath & Body Works, Inc.

(Exact Name of Registrant
as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8344	31-1029810
(Commission File Number)	(IRS Employer Identification No.)

Three Limited Parkway Columbus, OH	43230
(Address of Principal Executive Offices)	(Zip Code)

(614) 415-7000

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	BBWI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 28, 2022, the Board of Directors (the “Board”) of Bath & Body Works, Inc. (the “Company”) appointed Alessandro Bogliolo and Juan Rajlin as independent directors of the Company.

Mr. Bogliolo is the former Chief Executive Officer and director of Tiffany & Co. (“Tiffany”), a luxury jewelry and specialty retailer, serving in such role from October 2017 through the acquisition of Tiffany by LVMH Moët Hennessy Louis Vuitton SE in January 2021. Prior to joining Tiffany, Mr. Bogliolo served as Chief Executive Officer and director of Diesel SpA, an international fashion brand that is part of the OTB Group, from 2013 to 2017.

Mr. Rajlin has served as the Treasurer of Alphabet Inc. (“Alphabet”), a multinational technology company, and its subsidiary Google LLC since October 2018. In Mr. Rajlin’s role with Alphabet, he oversees over $100 billion of investments, corporate finance policy and financial risk management. Prior to joining Alphabet, Mr. Rajlin served as Corporate Treasurer and Chief Risk Officer from February 2013 through September 2017 and as Chief Financial Officer, Products and Services from October 2017 through September 2018, in each case at Mastercard, Inc., a multinational financial services company.

Messrs. Bogliolo and Rajlin will receive the standard compensation amounts payable to non-employee directors of the Company for fiscal year 2022 as described in the Company’s 2022 proxy statement to be filed with the U.S. Securities and Exchange Commission. Messrs. Bogliolo and Rajlin have not been named to any committees of the Board at this time.

There is no arrangement or understanding between each of Messrs. Bogliolo and Rajlin, on the one hand, and any other person, on the other hand, pursuant to which he was selected as a director. Neither Mr. Bogliolo nor Mr. Rajlin has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On March 28, 2022, the Company issued a press release with respect to the appointments of Messrs. Bogliolo and Rajlin to the Board, a copy of which is furnished with this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1 and incorporated into this Item 7.01 by reference. The information in this Item 7.01 of this Current Report (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1	Press Release of Bath & Body Works, Inc., dated March 28, 2022.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bath & Body Works, Inc.

Date:	March 28, 2022	By:	/s/ Michael C. Wu
Michael C. Wu
Chief Legal Officer and Secretary